Ameriana Bancorp Annual Meeting May 17, 2012 CEO Presentation Exhibit 99.1

Forward-Looking Statement
This presentation contains forward-looking statements,
which include statements about Ameriana’s future
financial performance, business plans and strategies.
Forward-looking statements involve future risks and
uncertainties, because of factors that could cause actual
results to differ materially from those expressed or
implied.  Specific risk factors and other uncertainties that could affect the accuracy of forward-looking statements
are included in Ameriana’s Form 10-K for the year ended
December 31, 2011.

Ameriana Bancorp
Annual Financial Performance
(Dollars in Thousands)
Year Ended
December 31,
2011   2010
Interest Income $18,794 $19,985
Interest Expense 4,870 6,574
Net Interest Income 13,924 13,411
Provision for Loan Losses 1,385 1,933
Non-Interest Income    5,628 5,650
Non-Interest Expense 17,004 16,817
Income before Income Taxes 1,163 311
Income Tax Expense (Benefit) 21 (242)
Net Income $  1,142 $     553

Ameriana Bancorp
Quarterly Financial Performance
(Dollars in Thousands)
Three Months
Ended March 31,
2012   2011
Interest Income $  4,559 $ 4,766
Interest Expense 1,042 1,337
Net Interest Income 3,517 3,429
Provision for Loan Losses 255 360
Non-Interest Income 1,280 1,389
Non-Interest Expense 4,119 4,401
Income before Income Taxes 423 57
Income Tax Expense (Benefit) 78 (64)
Net Income $     345 $    121

Ameriana Bank Capital (as of 3/31/12) Bank Peer Tier 1 Leverage Capital 8.98% 9.54% Tier 1 RBC/Risk Wtd. Assets 12.42 14.25 Total RBC/Risk Wtd. Assets 13.69 15.51 Source: FDIC UBPR 3/31/2012

Key Metrics (as of 3/31/12)
Bank Peer
Non-accrual Loans/Total Loans 2.88% 2.67%
NCL+ OREO/Lns. + OREO 5.16 4.04
Net Loss/Avg. Loans 0.45 0.39
ALLL/Total Loans 1.28 1.89
Current Rest. Loans/Total Loans 2.02 0.92
Source: FDIC UBPR 3/31/2012

Ameriana Bancorp
Financial Performance
(First Quarter 2012)
Positive Factors:
* On a fully tax-equivalent basis
Eleven consecutive profitable quarters
Investments provided gains on sale
Net interest margin of 3.76% *, an improvement of 1.7 bps
over the 4
th
quarter of 2011
Increases in other service charges, brokerage and
insurance revenues
Non-interest expense decreased $282M from the same
quarter of 2011
The deposit mix continues to improve
Credit quality is slowly improving
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Ameriana Bancorp
Financial Performance
Asset yields are somewhat below peer
Funding costs are somewhat higher than peer
Assets per employee is low (i.e. excess capacity)
DDAs, although increasing, remain below high
performing peer banks
Other non-personnel expenses are higher than peer
Personnel expense, due to number of offices, is
higher than peer
Credit costs remain significant and negatively impact
earnings
Negative Factors:
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Financial Performance (First Quarter 2012)
Profitability: (% of Avg. Assets)
Bank Peer
Interest Expense 1.04 0.79
Other Operating Expense 1.06 0.97
Occupancy Expense 0.57 0.36
Personnel Expense 1.98 1.54
Total Overhead Expense 3.61 2.89
Efficiency Ratio 82.09 66.43
Assets Per Employee (in millions) 2.84 4.70
Avg. Pers. Exp. Per Employee
($ Million)
55.56 68.81
Source: FDIC UBPR 3/31/2012

Financial Performance (First Quarter 2012)
Profitability: (%)
Bank Peer
Avg. Earning Assets/Avg. Assets 87.84 93.16
Avg. Int. Bearing Fds/Avg. Assets 84.08 79.23
Int. Expense/Avg. Earning Assets 4.80 4.64
NII/Average Earning Assets 3.76 3.83
Net Loans/Avg. Assets 71.81 62.20
Source: FDIC UBPR 3/31/2012

Financial Performance (First Quarter 2012)
Profitability: (%)
Bank Peer
Securities/Avg. Assets 9.91 20.09
DDA/Avg. Assets 5.53 8.57
CDs/Avg. Assets 32.67 15.07
Core Deposits 79.01 76.42
FHLB/Avg. Assets 6.92 2.74
Source: FDIC UBPR 3/31/2012

Total Loans (Dollars in Thousands) $325,864 $326,573 $317,595 $317,087 $314,355 12/31/2008 12/31/2009 12/31/2010 12/31/2011 3/31/2012

Total Deposits (Dollars in Thousands) $324,406 $338,381 $337,978 $337,250 $354,872 12/31/2008 12/31/2009 12/31/2010 12/31/2011 3/31/2012

Net Interest Income (Dollars in Thousands) $11,793 $12,689 $13,411 $13,924 $3,517 2008 2009 2010 2011 1Q 2012

Net Interest Margin (on a fully tax-equivalent basis) 3.08% 3.08% 3.63% 3.74% 3.76% 2008 2009 2010 2011 1Q2012

Non-Performing Loans (Dollars in Thousands) $6,219 $9,053 $11,247 $8,828 $8,620 12/31/2008 12/31/2009 12/31/2010 12/31/2011 3/31/2012

Non-Performing Loans/Total Loans 1.91% 2.78% 3.54% 2.79% 2.74% 12/31/2008 12/31/2009 12/31/2010 12/31/2011 3/31/2012

OREO (Dollars in Thousands) $3,881 $5,517 $9,067 $7,545 $7,545 12/31/2008 12/31/2009 12/31/2010 12/31/2011 3/31/2012

OREO/Total Loans 1.19% 1.68% 2.86% 2.39% 2.40% 12/31/2008 12/31/2009 12/31/2010 12/31/2011 3/31/2012

Charge-offs (Dollars in Thousands) $1,051 $1,230 $1,970 $1,560 $365 2008 2009 2010 2011 1Q2012

Net Charge-offs/ Avg. Loans 0.30% 0.35% 0.54% 0.47% 0.11% 2008 2009 2010 2011 1Q2012

Allowance for Loan Losses (Dollars in Thousands) $2,991 $4,005 $4,212 $4,132 $4,032 12/31/2008 12/31/2009 12/31/2010 12/31/2011 3/31/2012

Allowance for Loan Losses/Total Loans 0.92% 1.23% 1.33% 1.30% 1.28% 12/31/2008 12/31/2009 12/31/2010 12/31/2011 3/31/2012

Largest Non-Accrual Loans (as of 3/31/2012)
($ in Millions)
• Commercial Land Development $1.123
• Condominium Development $1.103
• Commercial Land Development $0.938
• Single-Family Residential                               $0.781
• Single-Family Residential $0.522
• Commercial Real Estate $0.352
Sub-total $4.819
• Residential, including lots (31 loans) $3.065
• Commercial (7 loans) $0.623
Total Non-Accrual Loans (as of 3/31/2012) $8.507

Largest OREO (as of 3/31/2012)
($ in Millions)
• Retail Strip Center – Partially Occupied $2.507
• Single Family Residence - Rented $0.924
• Land and developed lots $0.877
• Single Family Residence - Rented $0.837
• Land and partially completed apartments $0.500
Sub-total $5.645
Total OREO (as of 3/31/2012) $7.545

Troubled Debt Restructurings (TDRs) (Dollars in Thousands) $0 $268 $8,393 $9,016 $9,325 12/31/2008 12/31/2009 12/31/2010 12/31/2011 3/31/2012

Composition of Troubled Debt Restructurings
(TDRs - as of 3/31/2012)
• $4.5 million hotel loan - Substandard
• $1.5 million residential loans (11) - Substandard
• $0.6 million commercial loan (2) - Substandard
• $1.1 million condo construction loan - Doubtful
• $0.9 million residential loans (5) - Doubtful
• $0.3 million commercial loans (3) - Doubtful
• $0.4 million residential loans (5) - Pass
• $9.3 million - Total

Key Challenges for 2012
• Margin Compression is likely
Low short-term interest rates, steep yield curve
Lack of viable investment alternatives
Deposit pricing is at all time lows
Extremely competitive loan pricing
Consumers preference for short-term money
market accounts
• Regulatory and accounting environment
Dodd - Frank
Basel III
FASB pronouncements

Industry Challenges for 2012
• Economic Conditions
Current economic conditions slowly improving
Resurgent U.S. auto industry and regional impact
Continued price decline of residential housing market
Residential foreclosures still flooding the market
Continued unemployment
• Uncertainty of the future of the GSEs
• Competition
• Capital
• Liquidity
• Global unrest and sovereign risk

Key Objectives for 2012
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Asset Quality
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Earnings
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Capital
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Liquidity
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Customer and Brand Experience/Service Performance
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Regulatory and Enterprise Risk Management
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Technology Implementation and Operational Improvement
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People

Asset Quality Objectives for 2012
• Reduce the level of criticized and classified credits to
$8.0 million
• Reduce OREO to $5.0 million
• Maintain an adequate ALLL
• Ensure proper risk rating of all loans
• Obtain risk-adjusted pricing for loans

Earnings Objectives for 2012
• Achieve net income of $2,059,000 for Bank
and $1,482,000 on a consolidated basis
• Maintain our net interest margin
• Increase fee income from lending
• Reduce credit losses and OREO expenses
• Increase fee income from AFS and AIA
• Increase new checking accounts and demand
deposit balances
• Reduce non-interest expense

Capital Objectives for 2012
• Maintain well-capitalized status: minimum of 8.5%
Tier 1 Capital and 12.0% Total Risk Based Capital
• Build capital to mitigate loan losses, and for acquisition or expansion purposes
• Evaluate other strategies for raising capital needed to
grow earning assets or for expansion

Liquidity Objectives for 2012
• Maintain adequate on balance sheet liquidity
• Meet or exceed all board established minimums and
regulatory standards
• Monitor and adjust to changes in sources of liquidity
due to changing collateral requirements
• Increase low cost deposit balances

Customer and Brand Experience/Service Performance
for 2012
• Build on our “Welcome Home” experience
• Incorporate the skill from Priosys into all customer
interactions
• Incorporate 360 Degrees of Service into our daily
routines
• Enhance our community focused brand position
• Increase the impact from our participation in
community events
• Continue Refer-a-Friend

Customer and Brand Performance/Service Performance
for 2012
• Build on our financial advising competency, including
our platform sales initiative
• Continue Life/Money Chats
• Conduct regular mystery shops and customer
satisfaction surveys
• Provide meaningful training and educational
opportunities for all Associates
• Measure, monitor and coach enhanced sales and
service, i.e. Custom Blend

Regulatory and Enterprise Risk Management
Objectives for 2012
• Meet regulatory standards for risk management and
measurement
• Monitor enterprise risk standards and meet Board
established guidelines
• Meet the requirements of Dodd – Frank
• Evaluate the impact of Basel III Capital Standards
• Meet FASB and SEC financial reporting standards

Technology Implementation and
Operational Improvement for 2012
• Continue implementation of new systems included in the
five year technology plan
• Enhance our mobile banking solution
• Upgrade our on-line banking system
• Improve all operating processes to streamline and
automate account processing

People Plan for 2012 • Improve career counseling • Be an employer of choice and be recognized as a “best place” to work • Implement on-line time card record keeping system

Stock Performance
Source: SNL Financial
Change %
As of 5/09/2012
YTD 1 Year 3 Years
SNL Bank & Thrift 19.85 (5.67) 1.35
SNL Bank < $500mm 17.48 0.29 (0.82)
KBW Bank 19.56 (6.88) 8.00
NASDAQ Bank 11.60 0.66 3.22
SNL Micro Cap 17.29 (8.64) (6.66)
ASBI 35.10 7.62 42.67

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